Exhibit 10.5

DISCRETIONARY ADVANCE SECURED PROMISSORY NOTE

$__________ or such greater or lesser amount
as may be advanced hereunder in the sole
and absolute discretion of the Lender ________________, 2010

FOR VALUE RECEIVED, Znomics, Inc., a Nevada corporation (the “Borrower”), promises to pay to the order of  , and his, her or its successors and assigns, as lender (the “Lender”), at such place as may be designated from time to time by the holder hereof, in lawful money of the United States of America, $_______ or such greater or lesser amounts that have been advanced from time to time by the Lender to or for the benefit of Borrower, together with interest on the unpaid principal balance hereof from the date hereof until this Note is fully paid, at an annual rate of interest, calculated on the basis of actual number of days elapsed in a 360 day year, that shall at all times be equal to 5%.

Advances.  The Lender may in his, her or its sole and absolute discretion make advances to the Borrower hereunder from time to time.  The Lender has not committed to providing any such advances and may, in his, her or its sole and absolute discretion, decide not to make any such advance at any time and for any reason or no reason.  The Borrower acknowledges and agrees that the Lender is not obligated to make any advances hereunder.  The Lender shall enter in his, her or its records the amount of each advance hereunder, and the payments made hereon, and such records shall be deemed conclusive evidence of the subject matter thereof, absent manifest error.

Due Date.  All sums due under this Note are due on the earliest to occur of: (a) a Business Combination, (b) the third anniversary of the date hereof, (c) Borrower becoming insolvent, and (d) a material breach of the Stock Purchase Agreement of even date herewith. “Business Combination” shall mean an acquisition by or of the Borrower by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of or with an operating business.

Security.   To secure the payment and performance of Borrower’s obligations under this Note (collectively, “Obligations”), Borrower hereby grants Cherry Tree Companies, LLC, a Minnesota limited liability company, as collateral agent for the Lender (“Agent”), a security interest (“Security Interest”) in all assets, including without limitation all goods, inventory, equipment, fixtures, money, accounts, instruments, contract rights, chattel paper, general intangibles, letter of credit rights, documents, deposit accounts and investment property of the Borrower, whether now owned or hereafter acquired and whether now existing or hereafter arising, and all substitutions, replacements, products and proceeds thereof (the “Collateral”).  Borrower will not sell, lease or otherwise transfer or dispose of all or any portion of the Collateral other than in the ordinary course of business without the prior written consent of the Agent, and unless this provision is specifically waived in writing before or after such sale, lease, transfer or disposal, doing so shall be an event of default that shall cause all sums due under this Note to become immediately due and payable.  Borrower hereby authorizes Agent to file from time to time such financing statements against Borrower, containing a description of the Collateral, in such form as Agent deems necessary or useful to perfect the Security Interest.

Costs.  Borrower will pay when due or reimburse Agent and Lender on demand for all costs of collection of any of the Obligations and all other expenses (including in each case all attorneys’ fees) incurred in connection with enforcement of the Obligations and the Security Interest.

General.  This Note is being delivered in, and shall be governed by, the laws of the State of Minnesota.  This Note shall be enforced in any federal court or Minnesota state court sitting in Hennepin County, Minnesota; and the Borrower and Agent and the Lender by its acceptance hereof each hereby consents to the exclusive jurisdiction and venue of any such court and waives any argument that venue in such forums is not convenient. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has caused this Secured Purchase Note to be executed as of the date first above written.

ZNOMICS, INC.

__________________________
Dwight Sangrey
Chief Executive Officer and Chairman